THIRD LEASE AMENDMENT

     THIS THIRD LEASE AMENDMENT (the "Amendment") is executed this ______ day of December, 1997, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ('Landlord"), and THRUCOMM, INC., a(n) __________________ corporation f/k/a Dataline-I. Ltd. ("Tenant").

W I T N E S S E T H :

        WHEREAS, Landlord's predecessor in interest, Industrial Developments International, Inc., and Tenant entered into a certain lease dated April 15, 1991, as amended September 16, 1991 and January 31, 1994 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 9,400 square feet of space (the "Original Premises") located in Building D at 6900 Fairfield Business Drive, Fairfield, Ohio; and

        WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 4,700 square feet (the "Additional Space"); and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree as follows:

        1.      Amendment of Article 1.

                Commencing  March 1, 1998,  Article 1, Items (b), (d), (e), (h),
(i) (j), and (n) of Article 1, Basic Lease Provisions, are hereby deleted and the following is substituted in lieu thereof:

        (b)     Demised Premises Square Footage:  14,100;

        (d)     Annual Minimum Rent:
                March 1, 1998 - January 31, 1999        $115,052.63 (11 months)
                February 1, 1999 - January 31, 2000     $125,511.96 per year
                February 1, 2000 - January 31, 2001     $125,511.96 per year
                February 1, 2001 - January 31, 2002     $125,511.96 per year
                February 1, 2002 - January 31, 2003     $125,511.96 per year
                February 1, 2003 - January 31, 2004     $125,511.96 per year
                February 1, 2004 - January 31, 2005     $125,511.96 per year;

        (e)     Monthly Rental Installments:

                Months 1-71             $10,459.33 per month;

        (h)     Termination Date:  January 31, 2005;

        (i)     Term:  Through January 31, 2005;

        (j)     Tenant's Operating Expense Percentage:  35.10%;
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       (n)     Addresses for payments and notices:

                Landlord:               Duke Realty Limited Partnership
                                        4555 Lake Forest Drive, Suite 400
                                        Cincinnati, OH  45242

                With Payments to:       Duke Realty Limited Partnership
                                        P.O. Box 960664
                                        Cincinnati, OH  45296-0664

                Tenant:                 ThruComm, Inc.
                                                Attn: Mark Gianinni
                                                1641 Commerce Avenue, N.
                                                St. Petersburg, FL  33716

        3. AMENDMENT OF ARTICLE 2.      Demised Premises.  Commencing
March 1, 1998, Article 2 of the Lease is hereby deleted and the following is substituted in lieu thereof:

        "For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept from Landlord the following premises, referred to as the "Demised Premises": approximately 14,100 square feet of space located within 6900 Fairfield Business Drive within Fairfield Business Center (the "Project"), located in Butler County, Ohio as shown on the floor plan attached hereto as Exhibit A-1 and incorporated herein, all upon the terms and conditions hereinafter set forth."

        4. INCORPORATION INTO ARTICLE 17. Construction of Demised Premises. The following shall be added to Article 17 of the Lease:

        Tenant has personally inspected the Demised Premises and accepts the same "as is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except that Landlord agrees to perform and complete the work on the tenant finish improvements for the Additional Space as set forth in Exhibit B-1 attached hereto and shall give Tenant written notice of the day on which Landlord expects to complete such work. Landlord agrees to pay Thirty-one Thousand Eight Hundred Thirty-eight Dollars and Ninety-four Cents ($31,838.94) toward the cost of the tenant finish improvements and Tenant agrees to pay Thirty-one Thousand Eight Hundred Thirty-eight Dollars and Ninety-four Cents ($31,838.94) toward the cost of the tenant finish improvements. Tenant shall pay Fifteen Thousand Nine Hundred Nineteen Dollars and Forty-seven Cents ($15,919.47) of its portion upon the execution of this Amendment and the remaining amount on the date Landlord delivers the Additional Space to Tenant.

        Upon completion of the work in the Additional Space, Tenant shall execute a letter of understanding as referred to in Article 17 of the Lease.

        5. ADDITION OF ARTICLES 36 AND 37. Articles 36 and 37 are hereby added to the Lease:

        Article 36. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent certified and audited financial statements prepared as of the end of Tenant's most recent fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles, consistently applied.
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        Article 37.  Representations and  Indemnifications.  Any representations and indemnifications of Landlord contained in the Lease shall not be binding upon (i) any mortgagee having a mortgage presently existing or hereafter placed on the Building, or (ii) a successor to Landlord which has obtained or is in the process of obtaining fee title interest to the Building as a result of a foreclosure of any mortgage or a deed in lieu thereof.

        6. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

        7. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

        8. DEFINITIONS. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

        9. INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.































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        IN WITNESS  WHEREOF,  the  parties  have  caused  this  Amendment  to be executed on the day and year first written above.

        LANDLORD:

                                      DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                            an Indiana limited partnership

__________________________
(Signature)
                                      By: Duke Realty Investments, Inc.,
__________________________                its general partner
(Printed)

__________________________            By: _________________________
(Signature)                               Robert D. Fessler
                                          Vice President and
__________________________                General Manager
(Printed)


        TENANT:

                                          THRUCOMM, INC., a(n)
                                       ----------------------------
WITNESSES:

__________________________             By: ___________________________
(Signature)                                 (Signature)

__________________________                 ____________________________
(Printed)                                   (Printed)

__________________________             Title: _________________________
(Signature)

__________________________
(Printed)



















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STATE OF _________________      )
                                ) SS:
COUNTY OF ________________      )

        Before me, a Notary Public in and for said County and State, personally appeared Robert D. Fessler, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said partnership.

        WITNESS my hand and Notarial Seal this _____day of_______________, 1997.



                                             ---------------------------------
                                               Notary Public

                                             ---------------------------------
                                              (Printed Signature)

My Commission Expires:

My County of Residence:




STATE OF __________     )
                                ) SS:
COUNTY OF _________     )

        Before me, a Notary Public in and for said County and State, personally appeared , by me known and by me known to be the _________________________ of ThruComm, Inc., a(n) ________________ who acknowledged the execution of the foregoing "Third Lease Amendment" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this _____day of _____________, 1997.


                                        _________________________________
                                                Notary Public

                                        _________________________________
                                                (Printed Signature)

My Commission Expires:

My County of Residence:








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